NATIXIS FUNDS

Supplement dated April 10, 2017 to the Natixis Funds Summary Prospectuses and Prospectus, dated May 1, 2016, as may be revised or supplemented from time to time, for the following funds.

ASG Dynamic Allocation Fund	ASG Tactical U.S. Market Fund
ASG Global Alternatives Fund	Gateway Equity Call Premium Fund
ASG Managed Futures Strategy Fund	Gateway Fund

Effective immediately, the following information replaces the first paragraph in the section entitled “Fund Fees & Expenses”:

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Natixis Fund Complex. More information about these and other discounts is available from your financial professional and in the section “How Sales Charges Are Calculated” on page 107 of the Prospectus, in Appendix A to the Prospectus and on page 122 in the section “Reduced Sales Charges” of the Statement of Additional Information (“SAI”).